EXHIBIT 99.01

TOBACCO PENDING LITIGATION

CLASS ACTION CASES - The following Class Action cases were pending against Lorillard as of December 31, 2002, through February 28, 2003:

  The case of Baker v. Philip Morris Incorporated, et al. (U.S. District Court, Nevada, filed October 31, 2002).

  The case of Birchall v. Philip Morris Incorporated, et al. (U.S. District Court, Nevada, filed July 10, 2002).

  The case of Blankenship v. R.J. Reynolds Tobacco Company, et al. (Circuit Court, Ohio County, West Virginia, filed January 31, 1997). This matter is discussed under "Note 20. Legal Proceedings - Non-Insurance, Tobacco Related - Class Action Cases."

  The case of Craig Brown v. Philip Morris Incorporated, et al. (Circuit Court, Campbell County, Kentucky, filed January 2, 2003).

  The case of Willard Brown v. The American Tobacco Company, et al. (Superior Court, San Diego County, California, filed June 10, 1997). This matter is discussed under "Note 20. Legal Proceedings - Non-Insurance, Tobacco Related - Class Action Cases."

  The case of Buffman v. Philip Morris Incorporated, et al. (U.S. District Court, Nevada, filed October 29, 2002).

  The case of Cahn v. United States, et al. (U.S. District Court, New Jersey, July 29, 2002).

  The case of Cleary v. Philip Morris Incorporated, et al. (Circuit Court, Cook County, Illinois, filed June 3, 1998).

  The case of Cypret v. The American Tobacco Company, et al. (Circuit Court, Jackson County, Missouri, filed May 5, 1999). The Company is a defendant in the case.

  The case of Daniels v. Philip Morris Incorporated, Inc., et al. (Superior Court, San Diego County, California, filed April 2, 1998). This matter is discussed under "Note 20. Legal Proceedings - Non-Insurance, Tobacco Related - Class Action Cases."

  The case of Deller v. Philip Morris Incorporated, et al. (U.S. District Court, Nevada, filed September 9, 2002).

  The case of Eben v. Philip Morris Incorporated, et al. (U.S. District Court, Nevada, filed October 29, 2002).

  The case of Ellington v. Philip Morris Incorporated, et al. (U.S. District Court, Nevada, filed July 31, 2002).

  The case of Engle v. R.J. Reynolds Tobacco Company, et al. (Circuit Court, Dade County, Florida, filed May 5, 1994). This matter is discussed under "Note
20. Legal Proceedings - Non-Insurance, Tobacco Related - Class Action Cases."

  The case of Gagne v. Philip Morris Incorporated, et al. (U.S. District Court, Nevada, filed October 29, 2002).

  The case of Garnier v. Philip Morris Incorporated, et al. (U.S. District Court, Nevada, filed October 29, 2002).

  The case of Ginsburg v. Philip Morris Incorporated, et al. (U.S. District Court, Nevada, filed September 6, 2002).

  The case of Goldfarb v. Philip Morris Incorporated, et al. (U.S. District Court, Nevada, filed July 25, 2002).

  The case of Goodman v. Philip Morris Incorporated, et al. (U.S. District Court, Nevada, filed October 29, 2002).

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  The case of Griffin v. Philip Morris Incorporated, et al. (U.S. District
Court, Nevada, filed October 29, 2002).

  The case of Hamil v. Philip Morris Incorporated, et al. (U.S. District Court, Nevada, filed September 6, 2002).

  The case of Huckeby v. Philip Morris Incorporated, et al. (U.S. District Court, Nevada, filed October 29, 2002).

  The case of Hudson v. Philip Morris Incorporated, et al. (U.S. District Court, Nevada, filed September 9, 2002).

  The case of In re Simon II (U.S. District Court, Eastern District, New York, filed September 6, 2000). This matter is discussed under "Note 20. Legal Proceedings - Non-Insurance, Tobacco Related - Class Action Cases."

  The case of Jackson v. Philip Morris Incorporated, et al. (U.S. District Court, Utah, filed February 13, 1998).

  The case of Julian v. Philip Morris Companies, Inc., et al. (Circuit Court, Montgomery County, Alabama, filed April 14, 1999).

  The case of Alvah Lee v. Philip Morris Incorporated, et al. (U.S. District Court, Nevada, filed October 29, 2002).

  The case of Harold Lee v. Philip Morris Incorporated, et al. (U.S. District Court, Nevada, filed October 29, 2002).

  The case of Lowe v. Philip Morris Incorporated, et al. (Circuit Court, Multnomah County, Oregon, filed November 19, 2001).

  The case of Martinez v. Philip Morris Incorporated, et al. (U.S. District Court, Nevada, filed September 4, 2002).

  The case of Page v. Philip Morris Incorporated, et al. (U.S. District Court, Nevada, filed October 31, 2002).

  The case of Perry v. The American Tobacco Co., Inc., et al. (U.S. District Court, Eastern District, Tennessee, filed September 30, 1996). During 2001, the court granted defendants' motion to dismiss the case. Plaintiffs have appealed.

  The case of Raimo v. Philip Morris Incorporated, et al. (U.S. District Court, Nevada, filed October 29, 2002).

  The case of Ramsden v. Philip Morris Incorporated, et al. (U.S. District Court, Nevada, filed September 6, 2002).

  The case of Ramstetter v. Philip Morris Incorporated, et al. (U.S. District Court, Nevada, filed October 29, 2002).

  The case of Sampson v. Philip Morris Incorporated, et al. (U.S. District Court, Nevada, filed October 31, 2002).

  The case of Scott v. The American Tobacco Company, et al. (District Court, Orleans Parish, Louisiana, filed May 24, 1996). This matter is discussed under "Note 20. Legal Proceedings - Non-Insurance, Tobacco Related - Class Action Cases."

  The case of Sims v. Philip Morris, Incorporated, et al. (U.S. District Court, District of Columbia, filed May 23, 2001). During 2003, the court denied plaintiffs' motion for class certification.

  The case of Vandina v. Philip Morris Incorporated, et al. (U.S. District Court, Nevada, filed July 31, 2002).

  The case of Vavrek v. Philip Morris Incorporated, et al. (U.S. District Court, Nevada, filed July 31, 2002).

  The case of Young v. The American Tobacco Company, Inc., et al. (District Court, Orleans Parish, Louisiana, filed November 12, 1997). The Company is a defendant in the case.

REIMBURSEMENT CASES ? The following Reimbursement cases were pending against Lorillard as of December 31, 2002, through February 28, 2003:

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Reimbursement Cases by U.S. Governmental Entities ?

  The case of City of St. Louis [Missouri] v. American Tobacco Co., Inc., et al. (Circuit Court, City of St. Louis, Missouri, filed November 25, 1998). Trial is scheduled to begin during September of 2004.

  The case of County of Cook [Illinois] v. Philip Morris, Incorporated, et al. (Circuit Court, Cook County, Illinois, filed April 18, 1997). During 2001, the court granted defendants' motion for judgment on the pleadings based on remoteness grounds and dismissed the case. Plaintiff's appeal is pending.

  The case of County of St. Louis [Missouri] v. American Tobacco Co., et al. (Circuit Court, City of St. Louis, Missouri, filed December 3, 1998). The Company is a defendant in the case.

  The case of United States of America v. Philip Morris Incorporated, et al. (U.S. District Court, District of Columbia, filed September 22, 1999). This matter is discussed under "Note 20. Legal Proceedings - Non-Insurance, Tobacco Related - Reimbursement Cases."

Reimbursement Cases by Foreign Governments in U.S. Courts -

  The case of City of Belford Roxo, Brazil v. Philip Morris Companies, Inc., et al. (Circuit Court, Eleventh Judicial Circuit, Miami-Dade County, Florida, filed May 8, 2001). The Company is a defendant in the case.

  The case of City of Belo Horizonte, Brazil v. Philip Morris Companies, Inc., et al. (Circuit Court, Eleventh Judicial Circuit, Miami-Dade County, Florida, filed May 8, 2001). The Company is a defendant in the case.

  The case of City of Carapicuiba, Brazil v. Philip Morris Companies, Inc., et al. (Circuit Court, Eleventh Judicial Circuit, Miami-Dade County, Florida, filed May 8, 2001). The Company is a defendant in the case.

  The case of City of Duque de Caxias, Brazil v. Philip Morris Companies, Inc., et al. (Circuit Court, Eleventh Judicial Circuit, Miami-Dade County, Florida, filed May 8, 2001). The Company is a defendant in the case.

  The case of City of Joao Pessoa, Brazil v. Philip Morris Companies, Inc., et al. (Circuit Court, Eleventh Judicial Circuit, Miami-Dade County, Florida, filed May 8, 2001). The Company is a defendant in the case.

  The case of City of Jundiai, Brazil v. Philip Morris Companies, Inc., et al. (Circuit Court, Eleventh Judicial Circuit, Miami-Dade County, Florida, filed May 8, 2001). The Company is a defendant in the case.

  The case of City of Mage, Brazil v. Philip Morris Companies, Inc., et al. (Circuit Court, Eleventh Judicial Circuit, Miami-Dade County, Florida, filed May 8, 2001). The Company is a defendant in the case.

  The case of City of Nilopolis-RJ, Brazil v. Philip Morris Companies, Inc., et al. (Circuit Court, Eleventh Judicial Circuit, Miami-Dade County, Florida, filed May 8, 2001). The Company is a defendant in the case.

  The case of City of Nova Iguacu, Brazil v. Philip Morris Companies, Inc., et al. (Circuit Court, Eleventh Judicial Circuit, Miami-Dade County, Florida, filed May 8, 2001). The Company is a defendant in the case.

  The case of City of Rio de Janeiro, Brazil v. Philip Morris Companies, Inc., et al. (Circuit Court, Eleventh Judicial Circuit, Miami-Dade County, Florida, filed May 8, 2001). The Company is a defendant in the case.

  The case of City of Sao Bernardo do Campo, Brazil v. Philip Morris Companies, Inc., et al. (Circuit Court, Eleventh Judicial Circuit, Miami-Dade County, Florida, filed May 8, 2001). The Company is a defendant in the case.

  The case of The Republic of Belize v. Philip Morris Companies, Inc., et al. (Circuit Court, Eleventh Judicial Circuit, Miami-Dade County, Florida, filed April 5, 2001). The Company is a defendant in the case.

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  The case of The Republic of Bolivia v. Philip Morris Companies, Inc., et al.
(U.S. District Court, District of Columbia, filed January 20, 1999). The Company is a defendant in the case.

  The case of The Republic of Honduras v. Philip Morris Companies, Inc., et al. (Circuit Court, Eleventh Judicial Circuit, Miami-Dade County, Florida, filed October 5, 2000). The Company is a defendant in the case.

  The case of The Republic of Tajikistan v. Brooke Group Limited, et al. (Circuit Court, Eleventh Judicial Circuit, Miami-Dade County, Florida, filed January 24, 2001). The Company is a defendant in the case.

  The case of Republic of Venezuela v. Philip Morris Companies, et al. (Circuit Court, Eleventh Judicial Circuit, Miami-Dade County, Florida, filed January 27, 1999). During 2001, the court granted defendants' motion to dismiss the case. During 2002, the Florida Court of Appeal affirmed the dismissal. Plaintiff is attempting to appeal to the Florida Supreme Court. The Company is a defendant in the case.

  The case of Russian Federation v. Philip Morris Companies, Inc., et al. (Circuit Court, Eleventh Judicial Circuit, Miami-Dade County, Florida, filed August 28, 2000). The Company is a defendant in the case.

  The case of State of Goias, Brazil v. Philip Morris Companies, Inc., et al. (Circuit Court, Eleventh Judicial Circuit, Miami-Dade County, Florida, filed October 10, 1999). The Company is a defendant in the case.

  The case of State of Mato Grosso do Sul, Brazil v. Philip Morris Companies, Inc., et al. (Circuit Court, Eleventh Judicial Circuit, Miami-Dade County, Florida, July 19, 2000). The Company is a defendant in the case.

  The case of State of Para, Brazil v. Philip Morris Companies, Inc., et al. (Circuit Court, Eleventh Judicial Circuit, Miami-Dade County, Florida, filed May 8, 2001). The Company is a defendant in the case.

  The case of State of Parana, Brazil v. Philip Morris Companies, Inc., et al. (Circuit Court, Eleventh Judicial Circuit, Miami-Dade County, Florida, filed May 8, 2001). The Company is a defendant in the case.

  The case of State of Pernambuco, Brazil v. Philip Morris Companies, Inc., et al. (Circuit Court, Eleventh Judicial Circuit, Miami-Dade County, Florida, filed December 28, 2001). The Company is a defendant in the case.

  The case of State of Piaui, Brazil v. Philip Morris Companies, Inc., et al. (Circuit Court, Eleventh Judicial Circuit, Miami-Dade County, Florida, filed December 13, 2000). The Company is a defendant in the case.

  The case of State of Rio de Janeiro v. Philip Morris Incorporated, et al. (District Court, Angelina County, Florida, filed July 12, 1999). During 2002, the court dismissed the case in favor of the defendants. Plaintiff has noticed an appeal.

  The case of State of Rondonia, Brazil v. Philip Morris Companies, Inc., et al. (Circuit Court, Eleventh Judicial Circuit, Miami-Dade County, Florida, filed May 8, 2001). The Company is a defendant in the case.

  The case of State of Tocantins, Brazil v. Brooke Group Limited, et al. (Circuit Court, Miami-Dade County, Florida, filed October 1, 2000). The Company is a defendant in the case.

Reimbursement Cases by Hospitals or Hospital Districts ?

  The case of A.O. Fox Memorial Hospital v. Brown & Williamson Tobacco Corporation, et al. (Supreme Court, Nassau County, New York, filed April 17,
2000). During 2001, the court dismissed the case in favor of the defendants. During 2003, the Appellate Division of the New York Supreme Court affirmed the dismissal in favor of the defendants. Plaintiffs have filed a petition for permission to appeal to the New York Court of Appeals.

  The case of County of McHenry [Illinois] v. Philip Morris Incorporated, et al. (Circuit Court, Cook County, Illinois, filed July 13, 2000).

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  The case of Jefferson County [Alabama] v. Philip Morris, Inc., et al. (U.S.
District Court, Northern District, Alabama, filed October 10, 2002).

Reimbursement Cases by Indian Tribes -

  The case of The Alabama Coushatta Tribe of Texas v. American Tobacco Company, et al. (U.S. District Court, Eastern District, Texas, filed August 30, 2000). During 2001, the court granted defendants' motion to dismiss the complaint and entered final judgment in their favor. During 2002, the U.S. Court of Appeals for the Fifth Circuit affirmed the dismissal. During 2003, the U.S. Supreme Court denied plaintiff's petition for writ of certiorari, concluding the case.

  The case of Crow Creek Sioux Tribe v. The American Tobacco Company, et al. (Tribal Court, Crow Creek Sioux Tribe, filed September 14, 1997).

  The case of Navajo Nation v. Philip Morris Incorporated, et al. (District Court of the Navajo Nation, Judicial District, filed August 11, 1999).

Reimbursement Cases by Private Companies and Health Plans ?

  The case of Blue Cross and Blue Shield of New Jersey, Inc., et al. v. Philip Morris, Incorporated, et al. (U.S. District Court, Eastern District, New York, filed April 29, 1998). This matter is discussed under "Note 20. Legal Proceedings - Non-Insurance, Tobacco Related - Reimbursement Cases."

  The case of Group Health Plan, Inc., et al. v. Philip Morris Incorporated, et al. (U.S. District Court, Minnesota, filed March 11, 1998). During 2002, the court granted defendants' motion for summary judgment and dismissed the case. Plaintiffs have appealed.

Reimbursement Cases by Private Citizens -

  The case of Anderson v. The American Tobacco Company, Inc., et al. (U.S. District Court, Middle District, Tennessee, filed as a smoking and health class action on May 23, 1997; amended complaint filed in order to assert claims on behalf of Tennessee tax payers filed July 26, 2002). During 2002, the court granted defendants' motion to dismiss the case. Plaintiffs have appealed.

  The case of Mason v. The American Tobacco Company, et al. (filed in U.S. District Court, Northern District, Texas; transferred to U.S. District Court, Eastern District, New York, filed December 23, 1997). During 2002,, the court denied plaintiffs' motion for class certification and granted defendants' motion to dismiss the complaint. Plaintiffs have appealed.

  The case of Temple v. R.J. Reynolds Tobacco Company, et al. (U.S. District Court, Middle District, Tennessee, filed as individual smoking and health case on February 7, 2000; amended complaint filed in order to expand plaintiffs' claims, September 11, 2000). During 2002, the court granted defendants' motion to dismiss the case. Plaintiffs have appealed.

Reimbursement Cases by Labor Unions ?

  In the case of Operating Engineers Local 12 Health and Welfare Trust, et al.
v. American Tobacco Company, et al. (Superior Court, Los Angeles County, California, filed September 16, 1997), the California Court of Appeals affirmed the interlocutory rulings by the trial court that limited plaintiffs' claims and prompted them to voluntarily dismiss the suit in order to pursue the appeal. The California Supreme Court dismissed plaintiffs' appeal, concluding the case.

  The following additional Private Company Reimbursement Case has been filed:

  Clalit Health Services v. Philip Morris Inc., et al. (District Court, Jerusalem, Israel, motion to issue summons to Loews and Lorillard granted during 2002). The Company is a purported defendant in this action. The Company and

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Lorillard have filed motions to set aside the court's order that permitted attempted service of the summonses directed to them.

CONTRIBUTION CLAIMS - The following Contribution cases were pending against Lorillard as of December 31, 2002, through February 28, 2003:

  The case of Combustion Engineering, Inc., et al. v. RJR Nabisco, Inc., et al. (Circuit Court, Jefferson County, Alabama, filed April 18, 2001). The Company has been dismissed from the case.

  The case of Fibreboard Corporation, et al. v. R.J. Reynolds Tobacco Company, et al. (Superior Court, Alameda County, California, filed December 11, 1997).

  The case of Gasket Holdings, et al. v. RJR Nabisco, Inc., et al. (Chancery Court, Jefferson County, Mississippi, filed December 18, 2000). The Company has been dismissed from the case.

  The case of Kaiser Aluminum & Chemical Corporation, et al. v. RJR Nabisco, Inc., et al. (Circuit Court, Jefferson County, Mississippi, filed December 18,
2000). The Company has been dismissed from the case.

  The case of Owens Corning v. R.J. Reynolds Tobacco Company, et al. (Circuit Court, Jefferson County, Mississippi). The Company is a defendant in the case. During 2001, the court dismissed plaintiff's claims and severed them from another case. Plaintiff has noticed an appeal from the dismissal order to the Mississippi Supreme Court.

  The case of T&N, Ltd., et al. v. RJR Nabisco, Inc., et al. (Circuit Court, Jefferson County, Mississippi, filed December 18, 2000). The Company has been dismissed from the case.

  The case of UNR Asbestos-Disease Claims Trust v. Brown & Williamson Tobacco Corporation, et al. (Supreme Court, New York County, New York, filed March 12,
1999). The Company was a defendant in the case. During 2003, the court entered the parties' stipulation of dismissal of the case with prejudice.

  The case of W.R. Grace & Co. Conn., et al. v. RJR Nabisco, Inc., et al. (Circuit Court, Jefferson County, Mississippi, filed April 24, 2001). The Company has been dismissed from the case.

ANTITRUST CLAIMS -

  TOBACCO-RELATED ANTITRUST CASES - Wholesalers and Direct Purchaser Suits - Lorillard and other domestic and international cigarette manufacturers and their parent companies, including the Company, were named as defendants in nine separate federal court actions brought by tobacco product wholesalers for violations of U.S. antitrust laws and international law. The complaints allege that defendants conspired to fix the price of cigarettes to wholesalers since 1993 in violation of the Sherman Act. These actions seek certification of a class including all domestic and international wholesalers similarly affected by such alleged conduct, and damages, injunctive relief and attorneys' fees. These actions were consolidated for pre-trial purposes in the U.S. District Court for the Northern District of Georgia. The Court has granted class certification for a four-year class (beginning in 1996 and ending in 2000) of domestic direct purchasers. In February of 2002, Lorillard and the other defendants filed motions for summary judgment seeking to dismiss the actions in their entirety. On July 11, 2002, the Court issued an order granting summary judgment to each defendant, including Lorillard, for the entirety of plaintiffs' claims. Plaintiffs' appeal of the order to the Eleventh Circuit Court of Appeals has been fully briefed and is scheduled to be argued on May 1, 2003. The Company has been voluntarily dismissed without prejudice from all direct purchaser cases.

  The following suit was filed by wholesalers and other direct purchasers of cigarettes:

  The case of Holiday Markets, Inc., et al. v. Philip Morris Companies, Inc., et al. (U.S. District Court, Northern District, Georgia, filed March 17,
2000). The case has been transferred to a Multi-District Litigation Proceeding pending in the U.S. District Court for the Northern District of Georgia along with the following actions: Amsterdam Tobacco Company, et al. v. Philip Morris Companies, Inc., et al. (U.S. District Court, District of Columbia, filed March 6, 2000); I. Goldschlack Company v. Philip Morris Companies, Inc., et al. (U.S. District Court, Eastern

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District, Pennsylvania, filed March 9, 2000); Suwanee Swifty Stores, Inc., et
al. v. Philip Morris Companies, Inc., et al. (U.S. District Court, Northern District, Georgia, filed March 14, 2000); Marcus Distributors v. Philip Morris Companies, Inc., et al. (U.S. District Court, Southern District, Illinois, filed April 25, 2000); Hartz Foods v. Philip Morris Companies, Inc., et al. (U.S. District Court, District of Columbia, filed May 10, 2000); Buffalo Tobacco Products, et al. v. Philip Morris Companies, Inc., et al. (U.S. District Court, District of Columbia, filed February 8, 2000); Rog-Glo Ltd. v. R.J. Reynolds Tobacco Company, et al. (U.S. District Court, Southern District, New York, filed February 8, 2000); Williamson Oil Company Inc. v. Philip Morris Companies, Inc., et al. (U.S. District Court, Northern District, Georgia, filed February 28, 2000). On July 11, 2002, the Court issued an order granting summary judgment to each defendant, including Lorillard, for the entirety of plaintiffs' claims. Plaintiffs' appeal of the order to the Eleventh Circuit Court of Appeals has been fully briefed and is scheduled to be argued on May 1, 2003. The court has entered the parties' stipulation dismissing the Company from the case without prejudice. The case continues as to Lorillard.

  Indirect Purchaser Suits - Approximately 30 suits are pending in various state courts alleging violations of state antitrust laws which permit indirect purchasers, such as retailers and consumers, to sue under price fixing or consumer fraud statutes. Approximately 18 states permit such suits. Lorillard is a defendant in all but one of these indirect purchaser cases. Two indirect purchaser suits, in New York and Florida, have been dismissed in their entirety. The Company was also named as a defendant in most of these indirect purchaser cases but has been voluntarily dismissed without prejudice from all of them.

  The case of Smith v. Philip Morris Companies, Inc., et al. (District Court, Seward County, Kansas, filed February 7, 2000). The Company has been dismissed as a defendant in the case. The case continues as to Lorillard. The court denied defendants' motion to dismiss. The court granted certification of a class of Kansas consumers. On July 22, 2002, plaintiff filed a motion to compel against Lorillard. Plaintiff's motion has now been fully briefed and argues and a decision is expected from the court imminently. Plaintiff also has a fully briefed and argued motion pending before the Court seeking to extend all of the discovery deadlines in the current scheduling order.

  The case of Nierman v. Philip Morris Companies, Inc., et al. (Supreme Court, New York County, New York, filed March 6, 2000). The court dismissed the case in its entirety as to all defendants.

  The case of Sylvester v. Philip Morris Companies, Inc., et al. (Supreme Court, New York County, New York, filed March 8, 2000). The court dismissed the case in its entirety as to all defendants.

  The case of Taylor v. Philip Morris Companies, et al. (Superior Court, Cumberland County, Maine, filed March 24, 2000). The court has approved the parties' stipulation dismissing the Company from the case without prejudice. The case continues as to Lorillard. The court denied defendants' motion to dismiss. No recent activity has taken place in this action.

  The case of Belch v. R.J. Reynolds Tobacco Company, et al. (Superior Court, Alameda County, California, filed April 11, 2000). The Company was named as a defendant in the case but is no longer a party to the suit. The case continues as to Lorillard. The case has been assigned to a coordinated proceeding in the Superior Court of Alameda County, California. No recent activity has taken place in this action

  The case of Belmonte v. R.J. Reynolds Tobacco Company, et al. (Superior Court, Alameda County, California, filed April 11, 2000). The Company was named as a defendant in the case but is no longer a party to the suit. The case continues as to Lorillard. The case has been assigned to a coordinated proceeding in the Superior Court of Alameda County, California. No recent activity has taken place in this action.

  The case of Shafer v. Philip Morris Companies, Inc., et al. (District Court, South Central Judicial District, Morton County, North Dakota, filed April 18,
2000). The Company was a defendant in the case. The court has entered an order approving plaintiff's motion voluntarily dismissing the Company without prejudice from the case. The court has entered final judgment in favor of the Company reflecting the dismissal order. The case continues as to Lorillard. The Court issued an order scheduling trial for May 22, 2003. Defendants' consent motion for continuance was granted and the date has been removed from the Court's schedule.

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  The case of Swanson v. Philip Morris Companies, Inc., et al. (Circuit Court,
Hughes County, South Dakota, filed April 18, 2000). The court has approved the parties' stipulation dismissing the Company from the case without prejudice. The case continues as to Lorillard. No recent activity has taken place in this action.

  The case of Kimmel v. Philip Morris Companies, Inc., et al. (Circuit Court, Brooke County, West Virginia, filed May 2, 2000). The court has approved the parties' stipulation dismissing the Company from the case without prejudice. The case continues as to Lorillard. The court denied defendants' motion to dismiss. A scheduling conference was held on January 23, 2003. During the conference, the Court was informed of the summary judgment opinion in the consolidated federal antitrust actions. The Court set dates of March 27, 2003 for plaintiffs' class certification motion, June 21, 2003 for defendants' opposition to plaintiffs' motion and July 12, 2003 for plaintiffs' reply brief. The class certification hearing will take place in August or September of 2003.

  The case of Cusatis v. Philip Morris Companies, Inc., et al. (Circuit Court, Milwaukee County, Wisconsin, filed May 5, 2000). The court has entered an order granting plaintiff's motion to voluntarily dismiss the Company from the case without prejudice. The case continues as to Lorillard. At the most recent status conference, the Court was informed of the decision in the federal consolidated action. The case will likely not move forward prior to resolution of the Eleventh Circuit appeal of that decision.

  The case of Barnes v. Philip Morris Companies, Inc., et al. (Superior Court, District of Columbia, filed May 11, 2000). The court has entered an order granting plaintiff's motion to voluntarily dismiss the Company from the case without prejudice. The case continues as to Lorillard. By order dated November 15, 2002, the court dismissed with prejudice all claims alleged by plaintiffs arising prior to May 11, 1996, based on the applicable statute of limitations.

  The case of Aguayo v. R.J. Reynolds Tobacco Company, et al. (Superior Court, Alameda County, California, filed May 15, 2000). The Company was named as a defendant in the case but is no longer a party to the suit. The case continues as to Lorillard. The case has been assigned to a coordinated proceeding in the Superior Court of Alameda County, California. No recent activity has taken place in this action.

  The case of Campe v. R.J. Reynolds Tobacco Company, et al. (Superior Court, Alameda County, California, filed May 15, 2000). The Company was named as a defendant in the case but is no longer a party to the suit. The case continues as to Lorillard. The case has been assigned to a coordinated proceeding in the Superior Court of Alameda County, California. No recent activity has taken place in this action.

  The case of Phillips v. R.J. Reynolds Tobacco Company, et al. (Superior Court, Alameda County, California, filed May 15, 2000). The Company was named as a defendant in the case but is no longer a party to the suit. The case continues as to Lorillard. The case has been assigned to a coordinated proceeding in the Superior Court of Alameda County, California. No recent activity has taken place in this action.

  The case of Lau v. R.J. Reynolds Tobacco Company, et al. (Superior Court, Alameda County, California, filed May 25, 2000). The Company was named as a defendant in the case but is no longer a party to the suit. The case continues as to Lorillard. The case has been assigned to a coordinated proceeding in the Superior Court of Alameda County, California. No recent activity has taken place in this action.

  The case of Unruh v. R.J. Reynolds Tobacco Company, et al. (Second Judicial District Court, Washoe County, Nevada, filed June 9, 2000). The Company is not named as a defendant in this matter. The case continues as to Lorillard. The complaint was amended and the case was renamed Pooler v. R.J. Reynolds Tobacco Co., et al. The court denied defendants' motion to dismiss. The action has now been stayed pending resolution of the Eleventh Circuit appeal pursuant to stipulation of the parties.

  The case of Baker v. R.J. Reynolds Tobacco Company, et al. (Superior Court, Alameda County, California, filed June 15, 2000). The Company was named as a defendant in the case but is no longer a party to the suit. The case continues as to Lorillard. The case has been assigned to a coordinated proceeding in the Superior Court of Alameda County, California. No recent activity has taken place in this action.

  The case of In re Cigarette Antitrust Cases, (Judicial Counsel Coordination Proceeding 4114, Superior Court of Alameda County, California). Approximately twenty indirect purchaser suits under California state law were filed in

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state courts in various California counties. The Company and Lorillard were named as defendants in each of the cases. The actions were subsequently transferred for coordination to the Superior Court for Alameda County, California. Plaintiffs have filed a single amended class action complaint with each of the plaintiffs who brought the original complaints named as plaintiffs. The amended complaint names Lorillard as a defendant but did not name the Company, which plaintiffs had dismissed from each of the underlying suits. The case continues as to Lorillard. The case has been stayed pending resolution of the Eleventh Circuit Appeal.

  In the case of Brownstein v. Philip Morris Companies, Inc., et al. (Circuit Court, Broward County, Florida, filed February 8, 2000), the court has entered a stipulation dismissing the Company from the case without prejudice. On February 12, 2003, the Court granted Defendants' Motion to Dismiss the entire action as to all defendants, including Lorillard.

  In the case of Del Serrone v. Philip Morris Companies, Inc., et al. (Circuit Court, Wayne County, Michigan, filed February 8, 2000), the court has entered a stipulation dismissing the Company from the case without prejudice. The case continues as to Lorillard. The court denied defendants' motion to dismiss. Pre-trial discovery has been completed. On June 11, 2002, plaintiffs' motion for class certification was denied and on October 25, 2002, the appellate court denied plaintiffs' request for an immediate appeal. Defendants' motion for summary judgment has been fully briefed but no argument date has been set.

  In the case of Gray v. Philip Morris Companies, Inc., et al. (Superior Court, Pima County, Arizona, filed February 11, 2000), the court dismissed the case in its entirety as to all defendants. The Arizona appeals court reversed the lower court order dismissing the allegations. The Supreme Court of Arizona has ruled that defendants' appeal of the decision by the appellate court to reverse the dismissal of the action and to reinstate and remand the action to the trial court should be reheard. The new argument will be held on March 20, 2003.

  In the case of Lennon v. Philip Morris Companies, Inc., et al. (Supreme Court, New York County, New York, filed February 9, 2000), the court dismissed the case in its entirety as to all defendants.

  In the case of Ludke v. Philip Morris Companies, Inc., et al. (District Court, Hennepin County, Minnesota, filed February 14, 2000), the court has entered the parties' stipulation dismissing the Company from the case without prejudice. The case continues as to Lorillard. The court granted defendants' motion to dismiss claims under Minnesota's consumer fraud statute and deceptive trade practices statute. The claim under Minnesota's state antitrust statute remains. The court denied class certification on November 21, 2001. No recent activity has taken place in this action.

  In the case of Romero v. Philip Morris Companies, Inc., et al. (U.S. District Court, New Mexico, filed February 9, 2000), the court has entered the parties' stipulation dismissing the Company from the case without prejudice. The case continues as to Lorillard. The court dismissed the claim under New Mexico's deceptive trade practices statute. The claim under New Mexico's state antitrust statute remains. Class certification briefing has been completed and a hearing is scheduled for April 11, 2003.

  In the case of Withers v. Philip Morris Companies, Inc., et al. (Circuit Court, Jefferson County, Tennessee, filed February 9, 2000), plaintiffs voluntarily dismissed the case against all defendants without prejudice when the named plaintiff died. The plaintiffs refiled the case, but did not name Lorillard or the Company as a defendant.

  Tobacco Growers Suit - DeLoach v. Philip Morris Inc., et al. (U.S. District Court, Middle District of North Carolina, filed February 16, 2000). Lorillard is named as a defendant in a lawsuit that, after several amendments, alleges only antitrust violations. The other major domestic tobacco companies are also presently named as defendants, and the plaintiffs have now added the major leaf buyers as defendants. This case was originally filed in U.S. District Court, District of Columbia, and transferred to a North Carolina federal court upon motion by the defendants. On April 3, 2002, the court certified a class including all U.S. tobacco growers and quota holders (the licenses that a farmer must either own or rent to sell the crop), who sold tobacco or held quota under the federal tobacco leaf price at any time from March 1, 1996 to February 28, 2000. The plaintiffs' claims relate to the conduct of the companies in the purchase of tobacco through the auction system under the federal program. The suit seeks an unspecified amount of actual damages, trebled under the antitrust laws, and injunctive relief. All discovery is scheduled to be concluded by September 1. 2003. A trial date has not yet been scheduled.

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